Wakefield Alternative Series Trust

700 17th St., Suite 2400

Denver, CO 80202

September 17, 2012

U.S. Securities and Exchange Commission

Public Filing Desk

Judiciary Plaza

100 F Street, NE

Washington, D.C. 20549

Re:  Wakefield Alternative Series Trust (the “Registrant”)

File Nos. 333-177169 and 811-22612

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information filed with the Commission September 5, 2012, to the Prospectus dated September 5, 2012. The purpose of the filing is to submit the 497(c) filing in XBRL for the Registrant.

If you have any questions regarding this filing, please contact me at 303-623-2577.

Sincerely,

/s/ Rhonda A. Mills Rhonda A. Mills Associate Counsel ALPS Fund Services, Inc. Administrator to the Registrant